UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22051

Voya International High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2016 to August 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2016
Voya International High Dividend Equity Income Fund
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IID.” The primary objective of the Fund is to seek current income and current gains, with a secondary objective of long-term capital appreciation.
The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of foreign companies and/or derivatives linked to such securities or indices that include such securities. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected international, regional or country indices, and/or equity securities and/or exchange-traded funds.
For the period ended August 31, 2016, the Fund made monthly distributions totaling $0.41 per share, which were characterized as $0.28 per share return of capital and $0.13 per share net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of 13.02% for the period ended August 31, 2016.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $6.47 on February 29, 2016 to $6.86 on August 31, 2016, after taking into account the monthly distributions noted above. Based on its share price, the Fund provided a total return of 36.21% for the period ended August 31, 2016.(2)(3) This share price return reflects an increase in the Fund’s share price from $5.76 on February 29, 2016 to $7.36 on August 31, 2016, after taking into account the monthly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.
At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2016
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and net asset values per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2016

Our fiscal year started with global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, having risen more than 6% in the previous 2 – 3 weeks. With some turmoil along the way, the Index managed to build on this gain to end up 11.48% for the fiscal half-year. (The Index returned 12.51% for the six-months ended August 31, 2016, measured in U.S. dollars.)
Intensifying global concerns had driven down the prices of risk assets well into February. The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016. However, in the U.S., apart from employment, economic progress looked sluggish. The outlook was no better in the rest of the developed world where negative bond yields were increasingly common, created by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. This “policy divergence” among increasingly powerless central banks was surely untenable.
China was an ongoing concern with declining growth, policy missteps including a bungled currency devaluation and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices seemed to reach their nadir on February 11 before rebounding. There was no specific catalyst evident. At around this time the FOMC was toning down its expectations for further interest rate increases and signs of stabilization in China were emerging. Some major oil producing nations announced their intent to restrict output, which might put a floor under oil prices.
It is a measure of the changed market sentiment in the new fiscal year that when the talks among major oil producers to curtail production collapsed in mid-April, an immediate 7% fall in the price of a barrel of oil was recovered within a day.
Indeed, there was much comment in the financial press at this time about the uncertainties surrounding markets, not least the uncertainty of sentiment itself. The Wall Street Journal in early May wrote about the “contradictions and confusion” involved in the recent rally in risk assets, blaming years of weak economic growth and distortive central bank stimulus. Stocks, government bonds and gold had all rallied together. The price of oil had surged despite an adverse supply backdrop. The Japanese yen was strengthening even as the Japanese economy weakened. What was an investor to make of such markets?
Still, by the end of May, the domestic economy was delivering some more encouraging data. For the latest month, retail sales rose 1.3%; consumer prices rose 0.4%, the most in more than three years; housing starts jumped 6.6%; and industrial production rose 0.7%.
FOMC officials started talking about two to three rate increases in 2016, as faint U.S. gross domestic product growth in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to a rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were likely to demand their own referendum. The potential disintegration of the world’s largest trading block had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Perhaps some investors felt that central banks would intensify their monetary stimulus. If so, the U.S. still seemed to be moving in the opposite direction. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized growth of just 1.1% in gross domestic product concealed real final sales growth of 2.4%. By the end of August, Federal Reserve Vice Chair Stanley Fischer was again raising the prospect of two interest rate increases before year end.
In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 3.68% in the fiscal half-year, while the Barclays U.S. Treasury Bond sub-index added 2.11%. Indices of riskier classes did better. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 8.21%; the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 15.56%.
U.S. equities, represented by the S&P 500® Index including dividends, jumped 13.60% in the six-months through August. The rebounding energy sector did best, returning 21.03%. The utilities sector was the weakest, up 8.14%. Late in the period, high-yielding “bond-proxy” sectors like utilities and telecoms weakened in favor of technology and financials in particular. S&P 500® companies’ earnings per share recorded their fifth straight year-over-year decline in the second quarter of 2016.
In currencies, the dollar fell 2.33% against the euro on reduced expectations for U.S. interest rate increases compared to February. The dollar gained 6.22% on the pound, having been in deficit before Britain’s vote to leave the EU, but lost 8.32% to the yen, on increasing skepticism that “Abenomics” would succeed in weakening that currency.
In international markets, the MSCI Japan® Index added 3.62%, probably reflecting the positive balance of improved prospects for China plus more monetary stimulus over the rising yen. The MSCI Europe ex UK® Index rose 6.19%, all in the first three months of the period. A sizeable loss in June due to Britain’s vote was almost exactly recovered in July and August. The MSCI UK® Index climbed 13.99%, its big multinational members actually benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of Asia, excluding Japan.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of the developed markets in Europe.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya International High Dividend Equity Income Fund	Portfolio Managers’ Report

Geographic Diversification as of August 31, 2016 (as a percentage of net assets)

United Kingdom	12.7%
China	12.4%
United States	11.9%
France	8.2%
Australia	7.8%
Switzerland	7.0%
South Korea	6.0%
India	5.4%
Germany	5.0%
Taiwan	3.6%
Countries between 0.2% – 3.4%^	18.3%
Assets in Excess of Other Liabilities	1.7%
Net Assets	100.0%
^ Includes 15 countries, which each represents 0.2% – 3.4% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified closed-end fund. The investment objective of the Fund is to seek to provide total return through a combination of current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:
•	investing at least 80% of its managed assets in a portfolio of international dividend-producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and
•	selling call options on selected international, regional or country indices, and/or on equity securities and/or exchange-traded funds (“ETFs”).
Portfolio Management: The Fund is managed by Martin Jansen, Portfolio Manager of Voya Investment Management Co. LLC; Nicolas Simar, Manu Vandenbulck, Robert Davis and Willem van Dommelen, Portfolio Managers of NNIP Advisors B.V. — the Sub-Advisers.
Equity Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objectives by investing primarily in dividend-producing equity securities of foreign companies (“foreign securities”) and/or derivatives linked to such securities or indices that include such securities. The Fund normally invests across a broad range of countries, industries and market sectors, including in issuers located in countries that are considered emerging markets.
The Sub-Advisers seek to construct a portfolio with a dividend yield that exceeds the weighted average dividend yield of the MSCI All Country World (ex-U.S.) IndexSM and allocates the Fund’s assets among the Europe region, the Asia Pacific region and the Rest-of-the-World region in proportions (“sleeves”) that depend on the Sub-Advisers’ assessment of market conditions across the investing spectrum. The target allocation is expected to be approximately 50% invested in the European sleeve in approximately 50 to 100 European equity
Top Ten Holdings as of August 31, 2016 (as a percentage of net assets)

Cisco Systems, Inc.	1.6%
Royal Dutch Shell PLC - Class B	1.5%
GlaxoSmithKline PLC	1.4%
Samsung Electronics Co., Ltd.	1.4%
AIA Group Ltd.	1.3%
Novartis AG	1.3%
Wells Fargo & Co.	1.3%
Roche Holding AG	1.3%
China Mobile Ltd.	1.2%
Engie SA	1.2%
Portfolio holdings are subject to change daily.
securities, 40% invested in the Asia Pacific sleeve in approximately 60 to 120 Asia Pacific equity securities and 10% invested in the Rest-of-the-World sleeve in no more than 50 equity securities. The Fund invests in approximately 110 to 270 equity securities and will select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.
The Fund’s Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, and/or on ETFs with the underlying value of such calls generally having 20% to 50% of the value of the Fund’s holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the-money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities and/or on ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.
Performance: Based on net asset value (“NAV”) as of August 31, 2016, the Fund provided a total return of 13.02% for the period.(1) This NAV return reflects an increase in the Fund’s NAV from $6.47 on February 29, 2016 to $6.86 on August 31, 2016, after taking into account the monthly distributions. Based on its share price as of August 31, 2016, the Fund provided a total return of 36.21% for the period.(1) This share price return reflects an increase in the Fund’s share price from $5.76 on February 29, 2016 to $7.36 on August 31, 2016, after taking into account the monthly distributions. During the period, the Fund made monthly distributions totaling $0.41 per share, characterized as $0.28 per share return of capital and $0.13 per share net investment income.(2) To reflect the strategic emphasis of the

Portfolio Managers’ Report	Voya International High Dividend Equity Income Fund

Fund, the equity portfolio uses a blend of 55% MSCI Europe® Index and 45% MSCI All Country Asia Pacific ex-Japan® Index as a reference index. The blend of 55% in the MSCI Europe® Index and 45% in the MSCI Asia Pacific ex-Japan® Index returned 13.72% for the reporting period, with Asia-Pacific ex-Japan and Europe posting returns of 20.78% and 8.07%, respectively. As of August 31, 2016, the Fund had 8,407,364 shares outstanding.
Portfolio Specifics: Equity Portfolio: The equity portion of the Fund outperformed the return of the reference index during the period. Security selection added value, especially in the industrials, healthcare, utilities, telecommunication services, and financials sectors, while the selection in consumer discretionary and information technology detracted. Sector allocation yielded a modest negative contribution due largely to being underweight the information technology sector, which posted strong returns during the period. The Pan-Europe sleeve underperformed its regional benchmark. Security selection in industrials, materials, and telecommunication services added the most, but were offset by poor security selection in consumer staples and an overweight sector allocation to the relatively weak financials sector. The Asia Pacific ex-Japan sleeve outperformed the regional benchmark. This was largely due to successful positioning in financials, healthcare and consumer staples, but was partly offset by a negative contribution from consumer discretionary names. The portion of the equity portfolio outside these two core regions lagged the benchmark, due largely to poor security selection in the consumer discretionary, information technology, energy, and materials sectors.
Option Portfolio: The option strategy of the Fund seeks to reduce volatility of total returns as well as to gain by writing calls on selected equity indices. The construction of the option portfolio is such that there is a low tracking error with the reference index of the equity portfolio. The actual composition of the option portfolio also depends on the attractiveness of volatility premiums and market trading opportunities.
During the period, call options were sold on the FTSE 100, DJ EuroStoxx 50®, ASX, KOSPI 200, TWSE and Hang Seng indices. The options had a maturity in the range of four to five weeks. The option coverage ratios, for both the Asian Pacific and European sleeves, were approximately 40%, equating to approximately 35% of the Fund’s net assets. The strike levels of the call options were generally at-the-money.
During the period all relevant markets posted positive returns in local currency terms. Our option overlay therefore detracted from the performance of the Fund, as the premiums received generally fell short of the amounts due on the expiry of the options.
Current Strategy and Outlook: High-dividend strategies are designed to seek to dampen volatility versus the broader market across an investment cycle. In our opinion, international developed stocks have modest upside potential from current levels. European growth, while still low by historic standards and which was on a firmer footing, has been dealt a blow by the British referendum decision. We believe that the outlook for the United States is somewhat more robust, with growth likely to continue at a moderate pace. Emerging economies are showing signs of stabilizing but are unlikely to recover swiftly. The current uncertainties are being countered by significant fiscal measures in China and Japan, with Europe and the U.S. likely to announce measures in 2017. We believe that the structural growth issues facing the global economy are expected to improve gradually, albeit with some periodic setbacks. The Fund will continue to seek to benefit from its call writing activities.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2016 (Unaudited)

ASSETS:
Investments in securities at fair value*	$56,708,068
Cash	1,069,393
Foreign currencies at value**	7,081
Receivables:
Investment securities sold	450,789
Dividends	114,415
Foreign tax reclaims	106,651
Prepaid expenses	506
Other assets	2,026
Total assets	58,458,929
LIABILITIES:
Payable for investment securities purchased	225,687
Payable for investment management fees	36,864
Payable to trustees under the deferred compensation plan (Note 6)	2,026
Payable for trustee fees	285
Other accrued expenses and liabilities	95,489
Written options, at fair value^	415,284
Total liabilities	775,635
NET ASSETS	$57,683,294
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$92,523,355
Distributions in excess of net investment income	(41,708)
Accumulated net realized loss	(28,497,082)
Net unrealized depreciation	(6,301,271)
NET ASSETS	$57,683,294
* Cost of investments in securities	$62,907,286
** Cost of foreign currencies	$7,131
^ Premiums received on written options	$318,293
Net assets	$57,683,294
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	8,407,364
Net asset value	$6.86

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,471,216
Total investment income	1,471,216
EXPENSES:
Investment management fees	316,255
Transfer agent fees	9,755
Shareholder reporting expense	14,720
Professional fees	32,880
Custody and accounting expense	43,354
Trustee fees	855
Miscellaneous expense	15,834
Total expenses	433,653
Net waived and reimbursed fees	(73,754)
Net expenses	359,899
Net investment income	1,111,317
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	(490,742)
Foreign currency related transactions	757
Written options	(445,055)
Net realized loss	(935,040)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	6,720,875
Foreign currency related transactions	9,256
Written options	(150,930)
Net change in unrealized appreciation (depreciation)	6,579,201
Net realized and unrealized gain	5,644,161
Increase in net assets resulting from operations	$6,755,478
* Foreign taxes withheld	$128,675
^ Foreign taxes on sale of Indian investments	$2,224
# Foreign taxes accrued on Indian investments	$28,532
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2016	Year Ended February 29, 2016
FROM OPERATIONS:
Net investment income	$1,111,317	$1,682,696
Net realized loss	(935,040)	(1,355,854)
Net change in unrealized appreciation (depreciation)	6,579,201	(11,203,127)
Increase (decrease) in net assets resulting from operations	6,755,478	(10,876,285)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,139,222)	(2,132,951)
Return of capital	(2,340,616)	(4,826,560)
Total distributions	(3,479,838)	(6,959,511)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	14,984	—
	14,984	—
Net increase in net assets resulting from capital share transactions	14,984	—
Net increase (decrease) in net assets	3,290,624	(17,835,796)
NET ASSETS:
Beginning of year or period	54,392,670	72,228,466
End of year or period	$57,683,294	$54,392,670
Distributions in excess of net investment income at end of year or period	$(41,708)	$(13,803)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total Investment return at market value(2)	Net assets, end of year or period	Gross expenses prior to expense waiver(3)	Net expenses after expense waiver(3)(4)	Net investment income (loss) after expense waiver(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-16	6.47	0.13•	0.67	0.80	0.13	—	0.28	0.41	6.86	7.36	13.02	36.21	57,683	1.51	1.25	3.87	23
02-29-16	8.59	0.20	(1.49)	(1.29)	0.25	—	0.58	0.83	6.47	5.76	(15.26)(5)	(19.80)	54,393	1.44	1.25	2.59	46
02-28-15	9.47	0.22	(0.27)	(0.05)	0.58	—	0.25	0.83	8.59	8.08	(0.49)	(4.07)	72,228	1.42	1.25	2.34	37
02-28-14	9.55	0.25	0.55	0.80	0.70	—	0.18	0.88	9.47	9.24	9.07	0.33	79,561	1.48	1.25	2.67	53
02-28-13	9.84	0.23•	0.47	0.70	0.24	—	0.75	0.99	9.55	10.13	7.89	10.94	80,095	1.50	1.26	2.53	94
02-29-12	11.16	0.30•	(0.53)	(0.23)	0.68	—	0.41	1.09	9.84	10.15	(1.66)	(7.01)	82,211	1.46	1.26	3.02	94
02-28-11	10.52	0.26	1.58	1.84	1.20	—	—	1.20	11.16	12.17	18.22	11.30	92,552	1.38	1.25	2.44	99
02-28-10	8.12	0.25	3.96	4.21	0.20	—	1.61	1.81	10.52	12.19	51.96	86.17	86,217	1.41	1.25	2.47	55
02-28-09	16.72	0.57•	(7.22)	(6.65)	0.47	—	1.48	1.95	8.12	7.68	(41.94)	(43.74)	65,793	1.39	1.25	4.31	81
09-25-07(6) - 02-29-08	19.06(7)	0.10	(1.79)	(1.69)	0.25	0.17	0.23	0.65	16.72	16.32	(8.68)	(15.06)	135,902	1.26	1.24	1.32	42

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, the Fund’s total return would have been (15.53)%.

(6)
Commencement of operations.

(7)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

•
Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited)

NOTE 1 — ORGANIZATION
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to the Fund and in turn, Voya IM has engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands to serve as sub-sub-adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.
U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended August 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and other countries outside of the European Union) is implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2016.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2016, the fair value of written OTC call options subject to Master Agreements in a liability position was $415,284. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the period ended August 31, 2016 that triggered any credit related contingent features.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 7 for the volume of written call option activity during the period ended August 31, 2016.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2016, excluding short-term securities, were $12,661,885 and $15,325,683, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.10% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2016, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM has in turn entered into a sub-sub-advisory agreement with NNIP Advisors. Subject to policies as the Board or the Investment Adviser may determine, Voya IM and NNIP Advisors manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2016, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
August 31,
2017	2018	2019	Total
$151,600	$119,595	$140,656	$411,851
The Expense Limitation Agreement is contractual through March 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/29/2016	9,510,430	$465,476
Options Written	54,160,050	2,299,296
Options Expired	(9,319,210)	(642,129)
Options Terminated in Closing Purchase Transactions	(45,941,890)	(1,804,350)
Balance at 08/31/2016	8,409,380	$318,293
NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
	#	#	($)	($)
8/31/2016	2,158	2,158	14,984	14,984
2/29/2016	—	—	—	—
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2016. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2015
Ordinary Income	Return of Capital
$2,156,337	$4,803,174
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2015 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
$(1,122,961)	$(9,702,276)	$(25,087,050)	2017
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2016, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.
NOTE 10 — RESTRUCTURING PLAN
NNIP Advisors is an indirect, wholly-owned subsidiary of NN Group.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2016 (Unaudited) (continued)

NOTE 10 — RESTRUCTURING PLAN (continued)

Prior to July 2014, NN Group was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. In connection with the amended Restructuring Plan, ING Groep was required to divest more than 50% of its shares in NN Group before December 31, 2015 and the remaining interest before December 31, 2016. In July 2014, ING Groep settled the initial public offering of NN Group. ING Groep stated its intention to divest its remaining stake in NN Group in an orderly manner and ultimately by the end of 2016. On the 14th of April 2016 ING Groep announced to sell its remaining stake in NN Group. This process has been finalized and ING Groep is no longer a shareholder of NN Group.
In 2014, in order to ensure that the existing sub-advisory services could continue uninterrupted in case a change of control situation under the 1940 Act would occur related to the divestment of NN Group by ING Groep, the Board approved new sub-advisory agreements for the Funds. Shareholders of the Funds for which NNIP Advisors serves as a Sub-Adviser approved these new investment sub-advisory agreements. This approval also included approval of any future sub-advisory agreements prompted by the divestment of NN Group that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders of the Fund would not have another opportunity to vote on a new agreement with NNIP Advisors even if NNIP Advisors would undergo a change of control pursuant to ING Groep’s divestment of NN Group, as long as no single person or group of persons acting together would gain “control” (as defined in the 1940 Act) of NN Group.
On November 19, 2015, in anticipation of a change of control that would occur when the ownership interest of ING Groep in NN Group would drop below 25%, the Board, at an in-person meeting, approved new sub-advisory agreements. In January 2016, ING Groep further reduced its interest in NN Group below 25% to approximately 16.2% (the “November Offering”). The November Offering was deemed by the Investment Adviser and NNIP Advisors to be a change of control (the “Change of Control”). The new sub-advisory agreements, based on the Board approval of November 2015 and in connection with the Change of Control, became effective on January 8, 2016. At that time, NNIP Advisors represented that no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of NN Group. The terms of the new sub-advisory agreements are not materially different from the prior agreements. As a result, shareholders of the Fund have not been asked to vote again on the new agreements with NNIP Advisors.
NOTE 11 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2016, the Fund made distributions of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.069	8/15/2016	9/15/2016	9/6/2016
$0.069	9/15/2016	10/17/2016	10/5/2016
Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 7.8%
31,909		Australia & New Zealand Banking Group Ltd.	$643,810	1.1
14,234		Rio Tinto Ltd.	509,209	0.9
31,187		Westpac Banking Corp.	689,347	1.2
1,146,592		Other Securities	2,641,333	4.6
			4,483,699	7.8
		Austria: 0.4%
7,732		Other Securities	217,184	0.4
		Belgium: 0.2%
3,623		Other Securities	125,631	0.2
		China: 12.4%
7,095	@	Alibaba Group Holding Ltd. ADR	689,563	1.2
891,380		China Construction Bank	666,565	1.2
57,500		China Mobile Ltd.	708,344	1.2
884,383		Industrial & Commercial Bank of China	562,539	1.0
5,181,267		Other Securities	4,523,461	7.8
			7,150,472	12.4
		Denmark: 0.5%
201		Other Securities	300,688	0.5
		Finland: 0.3%
31,188		Other Securities	175,913	0.3
		France: 8.2%
26,686		AXA S.A.	561,667	1.0
10,397		BNP Paribas	530,979	0.9
15,931		Carrefour S.A.	401,997	0.7
29,082		Orange SA	443,323	0.8
44,104		Engie SA	704,850	1.2
6,716		Sanofi	518,249	0.9
39,319		Other Securities	1,585,725	2.7
			4,746,790	8.2
		Germany: 5.0%
6,523		Daimler AG	451,528	0.8
21,311		Deutsche Post AG	673,283	1.2
24,557		Deutsche Telekom AG	409,643	0.7
2,807		Muenchener Rueckversicherungs- Gesellschaft AG	506,890	0.9
7,324		Other Securities	844,869	1.4
			2,886,213	5.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Hong Kong: 3.3%
118,040		AIA Group Ltd.	$743,436	1.3
3,447,326		Other Securities	1,141,303	2.0
			1,884,739	3.3
		India: 5.4%
612,317		Other Securities	3,108,615	5.4
		Indonesia: 0.3%
219,033		Other Securities	158,720	0.3
		Ireland: 0.2%
3,930		Other Securities	132,084	0.2
		Italy: 1.6%
128,914		Enel S.p.A.	569,662	1.0
17,833		Other Securities	345,223	0.6
			914,885	1.6
		Macau: 0.5%
80,635		Other Securities	316,122	0.5
		Malaysia: 1.5%
942,628		Other Securities	868,319	1.5
		Netherlands: 2.7%
13,934	#	ABN AMRO Group NV	286,593	0.5
5,713		Koninklijke DSM NV	398,775	0.7
33,232		Royal Dutch Shell PLC - Class B	845,983	1.5
			1,531,351	2.7
		Singapore: 0.5%
234,700		Other Securities	309,859	0.5
		South Korea: 4.9%
552		Samsung Electronics Co., Ltd.	800,659	1.4
87,939		Other Securities	2,052,287	3.5
			2,852,946	4.9
		Spain: 3.4%
25,379		Abertis Infraestructuras S.A.	393,170	0.7
53,125	@	Telefonica S.A.	536,021	0.9
139,302		Other Securities	1,033,279	1.8
			1,962,470	3.4
		Sweden: 2.6%
34,293		Svenska Handelsbanken AB	441,955	0.7
47,858		Volvo AB - B Shares	513,741	0.9
78,524		Other Securities	562,902	1.0
			1,518,598	2.6

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland: 7.0%
9,829	LafargeHolcim Ltd.	$521,851	0.9
4,801	Nestle S.A.	382,605	0.7
9,351	Novartis AG	736,513	1.3
2,955	Roche Holding AG	721,316	1.3
28,198	UBS Group AG	408,637	0.7
1,820	Zurich Insurance Group AG	466,045	0.8
14,401	Other Securities	777,778	1.3
		4,014,745	7.0
	Taiwan: 3.6%
120,363	Taiwan Semiconductor Manufacturing Co., Ltd.	668,422	1.2
1,050,892	Other Securities	1,391,514	2.4
		2,059,936	3.6
	Thailand: 0.3%
14,900	Other Securities	149,727	0.3
	United Kingdom: 12.7%
39,003	GlaxoSmithKline PLC	839,546	1.4
36,115	HSBC Holdings PLC (GBP)	268,511	0.5
42,800	HSBC Holdings PLC (HKD)	317,516	0.5
131,035	J Sainsbury PLC	413,510	0.7
97,541	Kingfisher PLC	475,712	0.8
13,095	Rio Tinto PLC	394,194	0.7
206,515	Vodafone Group PLC	623,189	1.1
761,877	Other Securities	4,014,502	7.0
		7,346,680	12.7
	United States: 11.9%
15,774	AT&T, Inc.	644,841	1.1
28,497	Cisco Systems, Inc.	895,946	1.6
13,879	Coach, Inc.	529,900	0.9
15,257	Coca-Cola Co.	662,611	1.1
5,306	Cummins, Inc.	666,487	1.2
11,556	Dow Chemical Co.	619,864	1.1
8,027	Gilead Sciences, Inc.	629,156	1.1
6,496	Occidental Petroleum Corp.	499,218	0.9
2,523	Simon Property Group, Inc.	543,631	0.9
7,502	Valero Energy Corp.	415,236	0.7
14,383	Wells Fargo & Co.	730,656	1.3
		6,837,546	11.9
	Total Common Stock (Cost $62,437,407)	56,053,932	97.2

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 1.1%
	South Korea: 1.1%
317	Samsung Electronics Co., Ltd. - Pref	$375,952	0.6
3,127	Other Securities	278,184	0.5
	Total Preferred Stock (Cost $469,879)	654,136	1.1
	Total Investments in Securities (Cost $62,907,286)	$56,708,068	98.3
	Assets in Excess of Other Liabilities	975,226	1.7
	Net Assets	$57,683,294	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

Cost for federal income tax purposes is $62,916,811.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,470,285
Gross Unrealized Depreciation	(9,679,028)
Net Unrealized Depreciation	$(6,208,743)

Sector Diversification	Percentage of Net Assets
Financials	22.3%
Industrials	11.4
Information Technology	9.9
Consumer Staples	8.4
Consumer Discretionary	8.0
Telecommunication Services	7.8
Health Care	7.6
Energy	7.3
Materials	6.7
Utilities	5.5
Real Estate	3.4
Assets in Excess of Other Liabilities	1.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2016
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,483,699	$—	$4,483,699
Austria	—	217,184	—	217,184
Belgium	—	125,631	—	125,631
China	689,563	6,460,909	—	7,150,472
Denmark	—	300,688	—	300,688
Finland	—	175,913	—	175,913
France	—	4,746,790	—	4,746,790
Germany	—	2,886,213	—	2,886,213
Hong Kong	—	1,884,739	—	1,884,739
India	—	3,108,615	—	3,108,615
Indonesia	2,287	156,433	—	158,720
Ireland	—	132,084	—	132,084
Italy	—	914,885	—	914,885
Macau	—	316,122	—	316,122
Malaysia	593,946	274,373	—	868,319
Netherlands	—	1,531,351	—	1,531,351
Singapore	—	309,859	—	309,859
South Korea	—	2,852,946	—	2,852,946
Spain	—	1,962,470	—	1,962,470
Sweden	—	1,518,598	—	1,518,598
Switzerland	—	4,014,745	—	4,014,745
Taiwan	—	2,059,936	—	2,059,936
Thailand	—	149,727	—	149,727
United Kingdom	—	7,346,680	—	7,346,680
United States	6,837,546	—	—	6,837,546
Total Common Stock	8,123,342	47,930,590	—	56,053,932
Preferred Stock	—	654,136	—	654,136
Total Investments, at fair value	$8,123,342	$48,584,726	$—	$56,708,068
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(415,284)	$—	$(415,284)
Total Liabilities	$—	$(415,284)	$—	$(415,284)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the portfolio of investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited) (continued)

At August 31, 2016, the following over-the-counter written options were outstanding for Voya International High Dividend Equity Income Fund:
Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
800	Morgan Stanley	Call on S&P/ASX 200 Index	5,452.470 AUD	09/01/16	$51,840	$(3,925)
1,670	Morgan Stanley	Call on EURO STOXX 50® Index	2,928.386 EUR	09/01/16	111,960	(174,762)
610	Goldman Sachs & Co.	Call on FTSE 100 Index	6,688.323 GBP	09/01/16	73,549	(74,862)
700	Goldman Sachs & Co.	Call on Hang Seng Index	21,956.030 HKD	09/01/16	34,483	(91,946)
8,400,000	Morgan Stanley	Call on Korea Stock Exchange KOSPI 200 Index	250.126 KRW	09/01/16	21,184	(51,003)
5,600	Societe Generale	Call on Taiwan Stock Exchange Weighted Index	8,963.000 TWD	09/01/16	25,277	(18,786)
Total Written OTC Options					$318,293	$(415,284)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2016 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$415,284
Total Liability Derivatives		$415,284

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2016 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(445,055)
Total	$(445,055)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(150,930)
Total	$(150,930)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2016:
	Goldman Sachs & Co.	Morgan Stanley	Societe Generale	Totals
Liabilities:
Written options	$166,808	$229,690	$18,786	$415,284
Total Liabilities	$166,808	$229,690	$18,786	$415,284
Net OTC derivative instruments by counterparty, at fair value	$(166,808)	$(229,690)	$(18,786)	$(415,284)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(166,808)	$(229,690)	$(18,786)	$(415,284)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2016 (Unaudited) (continued)

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2016:
% of Total Net Assets against which calls written	34.53%
Average Days to Expiration at time written	27 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$ 318,293
Value of calls	$ (415,284)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya International High Dividend Equity Income Fund was held July 7, 2016, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
Class III Trustees		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	Voya International High Dividend Equity Income Fund
	John V. Boyer	1*	5,792,806.780	728,558.000	0.000	0.000	6,521,364.780
	Patricia W. Chadwick	1*	5,737,897.780	783,467.000	0.000	0.000	6,521,364.780
	Sheryl K. Pressler	1*	5,748,927.780	772,437.000	0.000	0.000	6,521,364.780
	Christopher P. Sullivan	1*	5,796,377.780	724,987.000	0.000	0.000	6,521,364.780

*
Proposal Passed

ADDITIONAL INFORMATION (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount

ADDITIONAL INFORMATION (Unaudited) (continued)

of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDER 2016 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
15-Jan-16	1-Feb-16	3-Feb-16	16-Feb-16
16-Feb-16	1-Mar-16	3-Mar-16	15-Mar-16
15-Mar-16	1-Apr-16	5-Apr-16	15-Apr-16
15-Apr-16	2-May-16	4-May-16	16-May-16
16-May-16	1-Jun-16	3-Jun16	15-Jun-16
15-Jun-16	1-Jul-16	6-Jul-16	15-Jul-16
15-Jul-16	1-Aug-16	3-Aug-16	15-Aug-16
15-Aug-16	1-Sep-16	6-Sep-16	15-Sep-16
15-Sep-16	3-Oct-16	5-Oct-16	17-Oct-16
17-Oct-16	1-Nov-16	3-Nov-16	15-Nov-16
15-Nov-16	1-Dec-16	5-Dec-16	15-Dec-16
15-Dec-16	28-Dec-16	30-Dec-16	17-Jan-17
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IID).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of Common Stock as of August 31, 2016 was 7, which does not include approximately 5,175 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 22, 2016 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163321          (0816-102116)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 7.8%
31,909		Australia & New Zealand Banking Group Ltd.	643,810	1 .1
42,582		Coca-Cola Amatil Ltd.	312,460	0 .5
96,500		Incitec Pivot Ltd.	206,280	0 .3
70,381		Insurance Australia Group Ltd.	293,667	0 .5
141,820	@	Metcash Ltd.	232,944	0 .4
211,582		Nine Entertainment Co. Holdings Ltd.	158,761	0 .3
14,234		Rio Tinto Ltd.	509,209	0 .9
47,892		Santos Ltd.	158,594	0 .3
164,491		Sigma Pharmaceuticals Ltd.	150,615	0 .3
145,606		Spark Infrastructure Group	277,664	0 .5
81,462		Stockland	296,565	0 .5
27,673		Suncorp Group Ltd.	264,031	0 .5
116,603		Vicinity Centres	289,752	0 .5
31,187		Westpac Banking Corp.	689,347	1 .2
			4,483,699	7 .8

		Austria: 0.4%
7,732		Erste Bank der Oesterreichischen Sparkassen AG	217,184	0 .4

		Belgium: 0.2%
3,623		Ageas	125,631	0 .2

		China: 12.4%
7,095	@	Alibaba Group Holding Ltd. ADR	689,563	1 .2
45,500		Beijing Enterprises Holdings Ltd.	260,500	0 .4
838,000		China BlueChemical Ltd.	159,572	0 .3
891,380		China Construction Bank	666,566	1 .2
57,500		China Mobile Ltd.	708,344	1 .2
108,000		China Overseas Land & Investment Ltd.	355,707	0 .6
1		China Overseas Property Holdings Ltd.	–	–
397,400		China Petroleum & Chemical Corp.	284,041	0 .5
202,000		China Resources Power Holdings Co.	347,931	0 .6
221,366		China State Construction International Holdings Ltd.	263,741	0 .5
280,000		China Unicom Hong Kong Ltd.	316,590	0 .5
258,000		COSCO Pacific Ltd.	279,060	0 .5
670,000		Datang International Power Generation Co., Ltd.	175,024	0 .3
30,000		Hengan International Group Co., Ltd.	253,413	0 .4
884,383		Industrial & Commercial Bank of China	562,539	1 .0
418,000		Lenovo Group Ltd.	281,338	0 .5
604,500		Parkson Retail Group Ltd.	50,535	0 .1
366,000		PetroChina Co., Ltd.	242,688	0 .4
123,000		Shanghai Industrial Holdings Ltd.	319,645	0 .6
115,000		Shanghai Pharmaceuticals Holding Co. Ltd.	315,171	0 .5
206,500		Shimao Property Holdings Ltd.	286,598	0 .5
298,000		Zhejiang Expressway Co., Ltd.	331,906	0 .6
			7,150,472	12 .4

		Denmark: 0.5%
201		AP Moller - Maersk A/S - Class B	300,688	0 .5

		Finland: 0.3%
31,188		Nokia OYJ - Finland	175,913	0 .3

		France: 8.2%a
26,686		AXA S.A.	561,667	1 .0
10,397		BNP Paribas	530,979	0 .9
15,931		Carrefour S.A.	401,997	0 .7
4,616		Casino Guichard Perrachon S.A.	228,796	0 .4
8,072		Cie de Saint-Gobain	354,331	0 .6
5,773		Eutelsat Communications	112,465	0 .2
29,082		Orange SA	443,323	0 .8
44,104		Engie SA	704,850	1 .2
2,572		Danone	195,800	0 .3
8,595		Metropole Television SA	152,653	0 .2
6,716		Sanofi	518,249	0 .9
6,901		Total S.A.	329,704	0 .6
2,790		Vinci S.A.	211,976	0 .4
			4,746,790	8 .2

		Germany: 5.0%
2,483		Bayer AG	265,063	0 .5
6,523		Daimler AG	451,528	0 .8
21,311		Deutsche Post AG	673,283	1 .2
24,557		Deutsche Telekom AG	409,643	0 .7
1,865		Linde AG	318,454	0 .5
2,807		Muenchener Rueckversicherungs-Gesellschaft AG	506,890	0 .9
2,976		SAP SE	261,352	0 .4
			2,886,213	5 .0

		Hong Kong: 3.3%
118,040		AIA Group Ltd.	743,436	1 .3
26,493		CLP Holdings Ltd.	271,546	0 .5
2,470,000	@	Emperor Watch & Jewellery Ltd.	82,623	0 .1
840,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	289,891	0 .5
433		Link REIT	3,145	0 .0
53,000		MTR Corp.	289,403	0 .5
57,400		Television Broadcasts Ltd.	204,695	0 .4
			1,884,739	3 .3

		India: 5.4%
55,564		Coal India Ltd.	276,644	0 .5
49,457		GAIL India Ltd.	283,258	0 .5
26,582		HCL Technologies Ltd.	308,833	0 .5
5,608		Hero Motocorp Ltd.	296,345	0 .5
76,866		ICICI Bank Ltd.	295,648	0 .5
23,340		Indiabulls Housing Finance Ltd.	285,246	0 .5
72,717		ITC Ltd.	282,281	0 .5
114,246		NTPC Ltd.	271,508	0 .5
113,600	@	Punjab National Bank	216,029	0 .4
17,727		Reliance Industries Ltd.	280,263	0 .5
56,610		Tata Steel Ltd.	312,560	0 .5
			3,108,615	5 .4

1

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Indonesia: 0.3%
36,333	@	Bank CIMB Niaga Tbk PT	2,287	0 .0
182,700		Indo Tambangraya Megah PT	156,433	0 .3
			158,720	0 .3

		Ireland: 0.2%
3,930		CRH PLC - Dublin	132,084	0 .2

		Italy: 1.6%
128,914		Enel S.p.A.	569,662	1 .0
9,922		ENI S.p.A.	149,783	0 .3
7,911		Prysmian S.p.A.	195,440	0 .3
			914,885	1 .6

		Macau: 0.5%
80,635		Sands China Ltd.	316,122	0 .5

		Malaysia: 1.5%
358,828		Berjaya Sports Toto BHD	296,406	0 .5
232,000		CIMB Group Holdings BHD	274,373	0 .5
351,800		IJM Corp. BHD	297,540	0 .5
			868,319	1 .5

		Netherlands: 2.7%
13,934	#	ABN AMRO Group NV	286,593	0 .5
5,713		Koninklijke DSM NV	398,775	0 .7
33,232		Royal Dutch Shell PLC - Class B	845,983	1 .5
			1,531,351	2 .7

		Singapore: 0.5%
234,700		First Resources Ltd.	309,859	0 .5

		South Korea: 4.9%
33,332		DGB Financial Group, Inc.	272,801	0 .5
14,253		Hite Jinro Co. Ltd.	279,726	0 .5
10,399		Hyundai Marine & Fire Insurance Co., Ltd.	314,872	0 .5
11,039		KT Corp.	312,085	0 .5
9,005		LG Display Co., Ltd.	241,545	0 .4
1,589		POSCO	327,097	0 .6
552		Samsung Electronics Co., Ltd.	800,659	1 .4
8,322		Shinhan Financial Group Co., Ltd.	304,161	0 .5
			2,852,946	4 .9

		Spain: 3.4%
25,379		Abertis Infraestructuras S.A.	393,170	0 .7
55,089		Banco Santander SA	247,100	0 .4
40,887		Banco Bilbao Vizcaya Argentaria S.A.	254,105	0 .5
9,956		Ebro Foods SA	222,873	0 .4
13,695	@	Indra Sistemas S.A.	177,231	0 .3
19,675		Prosegur Cia de Seguridad SA	131,970	0 .2
53,125	@	Telefonica S.A.	536,021	0 .9
			1,962,470	3 .4

		Sweden: 2.6%
13,062		Telefonaktiebolaget LM Ericsson	93,031	0 .2
6,653		Svenska Cellulosa AB SCA	204,484	0 .3
34,293		Svenska Handelsbanken AB	441,955	0 .8
58,809		Telia Co. AB	265,386	0 .4
47,858		Volvo AB - B Shares	513,742	0 .9
			1,518,598	2 .6

		Switzerland: 7.0%
5,483		Cie Financiere Richemont SA	316,044	0 .5
8,760		Credit Suisse Group AG	114,213	0 .2
9,829		LafargeHolcim Ltd.	521,851	0 .9
4,801		Nestle S.A.	382,605	0 .7
9,351		Novartis AG	736,513	1 .3
2,955		Roche Holding AG	721,316	1 .3
158		SGS S.A.	347,521	0 .6
28,198		UBS Group AG	408,637	0 .7
1,820		Zurich Insurance Group AG	466,045	0 .8
			4,014,745	7 .0

		Taiwan: 3.6%
25,000		Catcher Technology Co., Ltd.	179,326	0 .3
241,000		Cathay Financial Holding Co., Ltd.	303,987	0 .5
556,280		CTBC Financial Holding Co. Ltd.	321,166	0 .6
27,612		MediaTek, Inc.	216,706	0 .4
107,000		Quanta Computer, Inc.	197,464	0 .3
120,363		Taiwan Semiconductor Manufacturing Co., Ltd.	668,422	1 .2
94,000		TPK Holding Co. Ltd.	172,865	0 .3
			2,059,936	3 .6

		Thailand: 0.3%
14,900		PTT PCL-Foreign	149,727	0 .3

		United Kingdom: 12.7%
2,628		AstraZeneca PLC	169,639	0 .3
59,342		Aviva PLC	334,897	0 .6
128,389		Barclays PLC	290,168	0 .5
50,238		BP PLC	282,416	0 .5
8,905		Diageo PLC	246,801	0 .4
6,663		easyJet PLC	96,713	0 .2
39,003		GlaxoSmithKline PLC	839,547	1 .5
36,115		HSBC Holdings PLC (GBP)	268,511	0 .5
42,800		HSBC Holdings PLC (HKD)	317,516	0 .6
131,035		J Sainsbury PLC	413,511	0 .7
97,541		Kingfisher PLC	475,712	0 .8
15,177		Land Securities Group PLC	218,028	0 .4
257,455		Lloyds Banking Group Plc	200,662	0 .3
63,141		Marks & Spencer Group PLC	285,604	0 .5
76,353		Mitie Group PLC	270,983	0 .5
13,095		Rio Tinto PLC	394,194	0 .7
13,237		Rolls-Royce Holdings PLC	133,836	0 .2
12,105		SSE PLC	239,306	0 .4
11,055		Smiths Group PLC	194,723	0 .3
12,035		Tate & Lyle PLC	115,978	0 .2
21,839		UBM PLC	197,282	0 .3
5,368		Unilever PLC	249,188	0 .4
206,515		Vodafone Group PLC	623,189	1 .1
2,332		Whitbread PLC	127,758	0 .2
15,615		WPP PLC	360,518	0 .6
			7,346,680	12 .7

See Accompanying Notes to Financial Statements

2

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2016 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)

	United States: 11.9%
15,774	AT&T, Inc.	644,841	1 .1
28,497	Cisco Systems, Inc.	895,946	1 .6
13,879	Coach, Inc.	529,900	0 .9
15,257	Coca-Cola Co.	662,611	1 .1
5,306	Cummins, Inc.	666,487	1 .2
11,556	Dow Chemical Co.	619,864	1 .1
8,027	Gilead Sciences, Inc.	629,156	1 .1
6,496	Occidental Petroleum Corp.	499,218	0 .9
2,523	Simon Property Group, Inc.	543,631	0 .9
7,502	Valero Energy Corp.	415,236	0 .7
14,383	Wells Fargo & Co.	730,656	1 .3
		6,837,546	11 .9

	Total Common Stock
	(Cost $62,437,407)	56,053,932	97 .2

PREFERRED STOCK: 1.1%
	South Korea: 1.1%
856	Hyundai Motor Co.	73,541	0 .1
2,271	Hyundai Motor Co.- Series 2	204,643	0 .4
317	Samsung Electronics Co., Ltd. - Pref	375,952	0 .6

	Total Preferred Stock
	(Cost $469,879)	654,136	1 .1

	Total Investments in Securities (Cost $62,907,286)	$56,708,068	98 .3
	Assets in Excess of Other Liabilities	975,226	1 .7
	Net Assets	$57,683,294	100 .0

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $62,916,811.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,470,285
Gross Unrealized Depreciation	(9,679,028)

Net Unrealized Depreciation	$(6,208,743)

See Accompanying Notes to Financial Statements

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya International High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 4, 2016

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 4, 2016